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                                                                                EXHIBIT 99.2

                      CENDANT CORPORATION AND SUBSIDIARIES
                    CONSOLIDATED SCHEDULE OF FREE CASH FLOWS
                                  (IN MILLIONS)


                                                                      TWELVE MONTHS ENDED
                                                                           JUNE 30,
                                                                    -----------------------
                                                                     2001            2000
                                                                    -------         -------
Adjusted EBITDA(*)                                                  $ 1,939(A)        1,843(B)
Less: Move.com Group                                                    (48)            (71)
                                                                    -------         -------
Adjusted EBITDA, excluding Move.com Group                             1,987           1,914

Interest expense, net (C)                                              (214)           (143)
Minority interest, excluding tax benefit (D)                           (102)           (102)
Tax payments                                                            (51)            (43)
                                                                    -------         -------
CASH FLOW NET OF TAXES PAID                                           1,620           1,626

Tax refunds                                                              10             127
Restructuring and other unusual payments                                (35)           (161)
Working capital and other                                               (61)           (242)
                                                                    -------         -------
OPERATING CASH FLOW                                                   1,534           1,350

Adjusted capital expenditures (E)                                      (275)           (249)
                                                                    -------         -------
FREE CASH FLOW                                                        1,259           1,101

NON OPERATING ACTIVITIES:
   Investments (F)                                                     (422)            (54)
   Acquisitions, net of cash acquired                                (1,824)            (77)
   Funding of stockholder litigation settlement trust                  (850)             --
   Net proceeds from sale of subsidiaries                                --             898
   Other (G)                                                           (116)           (238)
                                                                    -------         -------
                                                                     (3,212)            529
                                                                    -------         -------

FINANCING ACTIVITIES:
   Net proceeds from (repayments on) borrowings (H)                   1,670            (891)
   Net issuances (repurchases) of equity securities and other           711          (1,119)
                                                                    -------         -------
                                                                      2,381          (2,010)
                                                                    -------         -------

NET CHANGE IN CASH BEFORE MANAGEMENT AND MORTGAGE PROGRAMS              428            (380)

MANAGEMENT AND MORTGAGE PROGRAMS:
   Net investment in vehicles                                        (1,069)             --
   Net mortgage origination and sales                                 1,352             892
   Net mortgage servicing rights                                       (684)           (643)
   Net contract receivables                                               7              --
   Net relocation advances                                              (61)            472
   Net financing for assets of management and mortgage programs         706          (2,170)
                                                                    -------         -------
                                                                        251          (1,449)
                                                                    -------         -------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                $   679         $(1,829)
                                                                    =======         =======
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(*)   Adjusted EBITDA is defined as earnings before non-operating interest, income taxes, non-vehicle depreciation and amortization, minority interest and equity in Homestore.com, adjusted to exclude certain items which are of a non-recurring or unusual nature and not measured in assessing segment performance or are not segment specific.
(A)   Excludes (i) a net gain related to the dispositions of businesses ($402 million), (ii) a gain representing the recognition of a portion of the
      Company's previously recorded deferred gain from the sale of its fleet businesses due to the disposition of VMS Europe by Avis Group Holdings,
      Inc. ("Avis Group") in August 2000 ($35 million) and (iii) a credit to reflect an adjustment to the PRIDES class action litigation settlement charge recorded in the fourth quarter of 1998 primarily for Rights that expired unexercised ($14 million). Such amounts were partially offset by
      (i) a charge to fund an irrevocable contribution to an independent technology trust responsible for providing technology initiatives for the benefit of current and future franchisees at Century 21, Coldwell Banker and ERA ($95 million), (ii) a charge in connection with the creation of
      Travel Portal, Inc., a company that was created to pursue the development of an online travel business for the benefit of certain current and future franchisees ($85 million), (iii) litigation settlement and related costs
      ($48 million), (iv) a charge in connection with litigation asserting claims associated with accounting irregularities in the former business units of CUC International, Inc. and outside of the principal common stockholder class action lawsuit ($20 million), (v) charges related to the acquisition and integration of Avis Group ($8 million), (vi) a non-cash contribution to the Cendant Charitable Foundation ($7 million) and (vii)
      charges incurred in connection with the postponement of the initial public offering of Move.com common stock ($3 million).
(B)   Excludes (i) a charge associated with the settlement of the principal common stockholder class action lawsuit ($2,894 million), (ii) a charge in connection with restructuring and other initiatives ($106 million), (iii)
      a charge in connection with the creation of NGI ($85 million), (iv)
      litigation settlement and related costs ($21 million) and (v) costs primarily resulting from the consolidation of European call centers in
      Cork, Ireland ($5 million). Such amounts were partially offset by (i) a net gain related to the dispositions of businesses ($349 million), (ii) a non-cash credit in connection with a change to the original estimate of the number of Rights to be issued in connection with the PRIDES settlement resulting from unclaimed and uncontested Rights ($41 million) and (iii) a credit associated with changes to the estimate of previously recorded merger-related costs and other unusual charges ($2 million).
(C)   Excludes non-cash interest recorded on zero-coupon senior convertible notes.
(D)   Represents the before tax amounts of minority interest.
(E)   Represents total capital expenditures exclusive of Move.com Group capital expenditures ($7 million and $13 million in 2001 and 2000, respectively).
(F)   Represents investment activity of the Company, including cash payments in
      2001 associated with the independent technology trust responsible for providing technology initiatives for the benefit of current and future franchisees at Century 21, Coldwell Banker and ERA ($95 million) and the creation of Travel Portal, Inc. ($45 million).
(G)   Includes net cash used in Move.com Group operations and the effects of changes in exchange rates.
(H)   Represents debt borrowings, net of debt repayments and financing costs
      (including the issuance of a mandatorily redeemable preferred interest in a subsidiary in the twelve months ending June 30, 2000).